UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  January 8, 2014

                           Amerigo Energy, Inc.
                          ----------------------
           (Exact name of registrant as specified in its charter)

               Delaware                   000-09047        20-3454263
             ---------------------------------------------------------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

        2580 Anthem Village Dr., Henderson, NV                89052
       -------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777

                               Not Applicable
                             -----------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS


ITEM NO.    DESCRIPTION OF ITEM                			PAGE NO.

Item 8.01   Other Events				      	2
Item 9.01   Financial Statements and Exhibits                  	3



ITEM 8.01 OTHER EVENTS

On January 8, 2014, Amerigo Energy, Inc. issued a news release regarding the update from the CEO. A copy of the news release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the news release is deemed furnished not filed.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

16.1	News Release, dated January 8, 2014.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 2014


Amerigo Energy, Inc

By:  /s/ Jason F. Griffith, CPA
     Chief Executive Officer